Exhibit 99.1

InspireMD Announces Strategic Agreement with Jacobs Institute to Execute Early Feasibility Study of CGuard EPS for the Treatment of Acute Stroke Patients with Tandem Lesions

Study to enroll 15 acute stroke patients across three U.S. sites.

Tel Aviv, Israel, and Miami, Florida — November 27, 2023 – InspireMD, Inc. (Nasdaq: NSPR), developer of the CGuard™ Embolic Prevention Stent System (EPS) for the prevention of stroke, today announced that the company has entered into a strategic agreement with the Jacobs Institute at the State University of New York at Buffalo, and Dr. Adnan Siddiqui, Vice-Chairman and Professor of Neurosurgery, to execute an Early Feasibility Study (EFS) evaluating the CGuard EPS carotid stent to treat severe carotid stenosis or occlusion, in conjunction with thrombectomy, in patients presenting with acute ischemic stroke and tandem lesions.

Marvin Slosman, chief executive officer of InspireMD, stated, “This Early Feasibility Study provides the appropriate platform for our investment in this indication to address Carotid lesions in acute stroke settings and reinforces our commitment to the neuro community, as we aim to demonstrate that CGuard EPS is optimally designed with a low metal surface and MicroNet™ mesh covering for superior embolic protection during these acute events. We look forward to results from this study and view the tandem lesion indication as a critical component of our long-term growth strategy for the Cguard stent platform.”

Dr. Adnan Siddiqui added, “Tandem strokes with occlusion of both cervical and intracranial vessels are very common (~20%). To date, all clinical trials conducted in the U.S. for acute stroke from large vessel occlusions have specifically excluded them, resulting in a lack of guidelines and resultant great variability in the management of these lesions. As a result, there are currently no FDA approved stents for this specific indication. The most dramatic part is that trials conducted outside the U.S. have shown the value of thrombectomy in this patient population is the most beneficial of any large vessel occlusion category. Retrospective analyses from large centers across the globe have suggested the safety and efficacy of stenting in conjunction with intracranial thrombectomy. There is strong evidence to suggest that stenting in these lesions is superior to not stenting.”

“I am delighted that InspireMD, with its C-Guard device, which has low metal surface area and therefore reduces thrombotic risk, as well as a MicroNet™ mesh that protects plaque prolapse intra- and post- procedure, have elected to investigate this critical indication. I am also excited that this brings the carotid disease as it pertains to neurointerventionalists to the forefront. This EFS will help lead to a design of the pivotal trial that can bring this large, neglected population into the standard practice of revascularization for stroke,” Dr. Siddiqui concluded.

The EFS is expected to enroll 15 patients across three U.S. trial sites and explore the safety and feasibility of using the CGuard EPS carotid stent, with its unique MicroNet™ mesh covering, to treat acute ischemic stroke patients with tandem lesions.

About InspireMD, Inc.

InspireMD seeks to utilize its proprietary MicroNet® technology to make its products the industry standard for carotid stenting by providing outstanding acute results and durable, stroke-free long-term outcomes. InspireMD’s common stock is quoted on the Nasdaq under the ticker symbol NSPR.

We routinely post information that may be important to investors on our website. For more information, please visit www.inspiremd.com.

Forward-looking Statements

This press release contains “forward-looking statements.” Forward-looking statements include, but are not limited to, statements regarding InspireMD or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential”, “scheduled” or similar words. Examples of such statements include, but are not limited to, statements relating to the C-GUARDIANS U.S. IDE clinical trial, including 30-day results from such trial, as well as the timing and outcome of any subsequent results, the EFS, PMA or potential launch. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with our history of recurring losses and negative cash flows from operating activities, significant future commitments and the uncertainty regarding the adequacy of our liquidity to pursue our complete business objectives, and substantial doubt regarding our ability to continue as a going concern; our need to raise additional capital to meet our business requirements in the future and such capital raising may be costly or difficult to obtain and could dilute out stockholders’ ownership interests; market acceptance of our products; an inability to secure and maintain regulatory approvals for the sale of our products; negative clinical trial results or lengthy product delays in key markets; our ability to maintain compliance with the Nasdaq listing standards; our ability to generate revenues from our products and obtain and maintain regulatory approvals for our products; our ability to adequately protect our intellectual property; our dependence on a single manufacturing facility and our ability to comply with stringent manufacturing quality standards and to increase production as necessary; the risk that the data collected from our current and planned clinical trials may not be sufficient to demonstrate that our technology is an attractive alternative to other procedures and products; intense competition in our industry, with competitors having substantially greater financial, technological, research and development, regulatory and clinical, manufacturing, marketing and sales, distribution and personnel resources than we do; entry of new competitors and products and potential technological obsolescence of our products; inability to carry out research, development and commercialization plans; loss of a key customer or supplier; technical problems with our research and products and potential product liability claims; product malfunctions; price increases for supplies and components; insufficient or inadequate reimbursement by governmental and other third-party payers for our products; our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful; adverse federal, state and local government regulation, in the United States, Europe or Israel and other foreign jurisdictions; the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction; the escalation of hostilities in Israel, which could impair our ability to manufacture our products; and current or future unfavorable economic and market conditions and adverse developments with respect to financial institutions and associated liquidity risk. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Investor Contacts:

Craig Shore

Chief Financial Officer

InspireMD, Inc.

888-776-6804

craigs@inspiremd.com

Chuck Padala, Managing Director

LifeSci Advisors

646-627-8390

chuck@lifesciadvisors.com

investor-relations@inspiremd.com